Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 333-45040
                                                     1940 Act File No. 811-10103

                         SATUIT CAPITAL MANAGEMENT TRUST
                          Satuit Capital Micro Cap Fund
                         Supplement Dated March 10, 2005
                                to the Prospectus
                             Dated February 28, 2005

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

1. The following disclosure replaces in its entirety the section entitled "FEE TABLE" currently presented on page 4:

                                    FEE TABLE

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

Shareholder Transaction Fees (Fees paid directly from your investment)

                                                             Class A   Class C
                                                             -------   -------

Maximum Sales Charge (Load) Imposed on Purchases(1)          5.75%     None
Maximum Deferred Sales Charge (Load)
  Imposed on Certain Redemptions                             2.00%(2)  2.00%(3)
Sales Charge(Load) Imposed on  Reinvested Dividends          None      None
Redemption Fees                                              None(4)   None
Exchange Fees                                                None      None

Annual Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee                                               1.25%     1.25%
Distribution (12b-1) and Service Fees                        0.25%     1.00%
Other Operating Expenses(5)                                  1.60%     1.81%
                                                             -----     -----
Total Annual Fund Operating Expenses                         3.10%     4.06%
Fee Waiver and/or Expense Reimbursements(6)                  1.15%     1.36%
                                                             -----     -----
Net Expenses                                                 1.95%     2.70%
                                                             =====     =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a deferred sales charge.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase.

(3) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two years. The charge is a percentage of the NAV at the time of purchase.

(4) The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Trustees have approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

(5) Other Operating Expenses includes, among other expenses, administrative, custody, transfer agency and shareholder servicing fees. However, "Other Operating Expenses" do not include portfolio trading commissions and related expenses as determined under generally accepted accounting principles.

(6) In the interest of limiting expenses of the Fund, the Adviser and Commonwealth Shareholder Services, Inc. (the "Administrator" and collectively with the Adviser, the "Service Providers") have entered into contractual expense limitation agreements with the Trust. Pursuant to the agreements, the Service Providers have agreed to waive or limit their fees and assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares and Class C Shares is limited to 1.95% and 2.70%, respectively, until October 31, 2007.

2. The following disclosure is being added to section entitled "DISTRIBUTION ARRANGEMENTS" -- currently presented on page 10 :

The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Trustees have approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.







                       PLEASE RETAIN FOR FUTURE REFERENCE